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                                                                   EXHIBIT 10.60

RALPH P. BINGGESER
Vice President
Commercial Banking

STANDARD FEDERAL BANK N.A.                               [STANDARD FEDERAL LOGO]
Member of the ABN AMRO Group

2600 West Big Beaver Road
2nd Floor, M0900-290
Troy, Michigan  48084-3318
248/822-5703
248/822-5748


October 11, 2002

Mr. Gregory H. Moses, Jr., President and Chief Executive Officer
United American Healthcare Corporation
1155 Brewery Park Boulevard
Suite 200
Detroit, MI  48207-2602

Dear Mr. Moses,

Effective October 3, 2002, Standard Federal Bank waived the financial covenants for the fourth quarter period ending June 30, 2002. Standard Federal Bank will amend financial covenants for the succeeding periods under the amended business loan agreement dated November 29, 2001, section III.A, (1) and (2) as follows:

- 1.30x debt service coverage measured quarterly for the periods ending 9/30/02, 12/31/02, 3/31/03, and then on a trailing 4-quarter basis thereafter beginning 6/30/03.

- A net worth covenant of $1.8 million for the period ending 9/30/02, $6.0 million as of 12/31/02, and $8.0 million thereafter beginning 3/31/03.

Please advise if there are any questions.



Best regards,

/s/ Ralph P. Binggeser

Ralph P. Binggeser
Vice President

AGREED TO BY
UNITED AMERICAN HEALTHCARE CORPORATION

/s/ Gregory H. Moses, Jr.
-------------------------------
President and Chief Executive Officer

Dated:  October 11, 2002